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Scudder Technology Fund

Classes A, B, C and I

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Technology Fund	Nasdaq Symbol	CUSIP Number
Class A	KTCAX	81123F-108
Class B	KTCBX	81123F-207
Class C	KTCCX	81123F-306

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	-7.78%	-35.03%	-8.40%	7.45%	12.26%
Class B	-8.17%	-35.61%	-9.29%	6.41%	11.14%(a)
Class C	-8.10%	-35.49%	-9.18%	6.54%	11.31%(a)
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.22%
Goldman Sachs Technology Composite Index++	-6.47%	-32.66%	-15.82%	6.21%	N/A*

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Index began on August 29, 1996.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 9.96	$ 8.77	$ 8.96
10/31/01	$ 10.80	$ 9.55	$ 9.75

Class A Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	190	of	408	47
3-Year	25	of	110	23
5-Year	31	of	63	49
10-Year	9	of	14	60

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Technology Fund - Class A -- S&P 500 Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,123	$7,245	$13,501	$29,946
	Average annual total return	-38.77%	-10.19%	6.19%	11.59%
Class B(c)	Growth of $10,000	$6,246	$7,346	$13,560	$28,748(a)
	Average annual total return	-37.54%	-9.77%	6.28%	11.14%(a)
Class C(c)	Growth of $10,000	$6,451	$7,490	$13,730	$29,186(a)
	Average annual total return	-35.49%	-9.18%	6.54%	11.31%(a)
S&P 500 Index+	Growth of $10,000	$8,736	$8,372	$14,388	$31,682
	Average annual total return	-12.64%	-5.75%	7.55%	12.22%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$6,734	$5,966	$13,514	N/A*
	Average annual total return	-32.66%	-15.82%	6.21%	N/A*

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

Blair Treisman became lead portfolio manager of America's oldest technology fund in February. Below she discusses the technology sector's ongoing challenges and how they affected fund performance during the first half of fiscal year 2002.

Q: Technology stocks rallied last autumn only to fade again a few months later. How did Scudder Technology Fund perform in this environment?

A: The six months ended April 30, 2002 was a disappointing and frustrating period for technology investors. Scudder Technology Fund's -7.78 percent return (Class A shares unadjusted for sales charge) for the period compared with a -5.21 percent return for the average fund in the Lipper science and technology funds category. The fund's benchmark, the unmanaged Goldman Sachs Technology Composite Index, fell 6.47 percent for the six months ended April 30, 2002. The index is a group of computer hardware, software, networking, semiconductor and telecommunication equipment stocks that vary in market capitalization.

Despite an autumn rally and a modest revival in technology-rated initial public offering activity in the first quarter of 2002, most technology stocks lost ground over the past six months. Weak capital spending, negative earnings revisions and accounting fears weighed on the market.

Q: Were there any indicators that the prolonged bear market that technology investors have faced over the past two years was nearing an end?

A: Overall, we saw signs that most sub-sectors within technology have finally hit bottom or begun recovering slightly, with some economic indicators suggesting that the market is setting up for a meaningful rebound by the fourth quarter of 2002. For example, we believe demand for more powerful personal computers will be strong as new applications take hold. We also believe demand for wireless phones will improve after more wireless networks are upgraded to provide data services.

One obvious exception is wireline telecom. Liquidity problems and overcapacity are likely to plague this sub-sector for the foreseeable future, and we have positioned the portfolio's telecom equipment exposure accordingly. In other areas such as semiconductors, software and technology consulting services, we are focusing on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors.

Q: What was the source of the fund's underperformance relative to its peer group for the six months ended April 30?

A: The fund's positioning in software and media companies hurt its results. Companies such as Microsoft (a top 10 holding throughout the period), VeriSign (0.5 percent of the portfolio) and PeopleSoft (1.1 percent) reported weak earnings that showed the software sector has been negatively affected by a sharp reduction in spending on technology at many businesses. Meanwhile, AOL Time Warner (another top 10 holding throughout the period) posted a $54 billion first-quarter loss that reflected the largest accounting write-down of asset values in U.S. corporate history. The media conglomerate's stock has fallen sharply as some investors have lost faith in the firm's strategic growth plans.

In the first quarter of 2002 IBM (a top 10 holding throughout the period) also reported disappointing results. The stock remains one of our top holdings because we believe that IBM's new CEO is taking prudent steps to revive the company's long-term growth prospects.

Q: Semiconductor companies have historically been one of the first areas of technology groups to rebound in an economic recovery. How has this group performed since October?

A: Semiconductor companies generally outperformed other parts of the technology sector for the six months ended April 30. Major holdings such as Intel performed well. (Intel was the fund's second largest holding as of April 30 and a company in which the fund has invested in every year since 1972.)

The fund's most notable success in the semiconductor equipment area was KLA-Tencor, the world's largest manufacturer of semiconductor inspection tools and a top 10 holding as of October 31. We reduced our position to 1.2 percent of the fund's portfolio as the stock's price rose. Overall, we expect long-term demand for such inspection tools to remain healthy, because as chipmakers build smaller and faster semiconductors, they need more tools to locate defects and monitor manufacturing.

Q: Were there any other major successes during the period?

A: Last autumn, as the travel industry was reeling from the loss of business in the wake of the events of September 11, we added Sabre Holdings to the portfolio (2.0 percent as of April 30). Sabre operates the nation's largest travel reservation system and Travelocity.com. At the time, we felt Sabre's stock price was overly depressed relative to its long-term growth potential, and since our initial purchase, it has been one of the best-performing stocks in the fund's portfolio.

Top Five Positive Contributors to Performance 10/31/01 to 4/30/02
Company	Industry	Change in portfolio position 10/31/01 to 4/30/02
KLA-Tencor	Semiconductor equipment	Decrease from 2.4% to 1.2%
QUALCOMM	Networking	Decrease from 1.8% to 1.0%
Teradyne	Semiconductor equipment	Sold
Sabre Holdings	Travel reservation systems	New purchase, 2.0% at 4/30
Credence Systems	Semiconductor equipment	Sold

Source: Deutsche Investment Management Americas Inc.
Top Five Negative Contributors to Performance 10/31/01 to 4/30/02
Company	Industry	Change in portfolio position 10/31/01 to 4/30/02
IBM	Computer hardware/services	Increase from 5.9% to 6.3%
VeriSign	Internet software	New purchase, 0.5% at 4/30
Microsoft	Computer software	Increase from 6.7% to 7.2%
AOL Time Warner	Media	Increase from 3.7% to 3.9%
BEA Systems	Computer software	Increase from 0.3% to 1.7%

Source: Deutsche Investment Management Americas Inc.

Q: What are you doing to manage risk and preserve capital in the current market environment?

A: We look for companies with high positive cash flow. We are concerned about picking out the safest areas to make investments in such an unpredictable environment, though we do see a variety of industries becoming more attractive than they were several months ago. The reasons are multifold: good management, solid products, a broad customer base and geographic reach. These are companies that, in general, we believe will thrive one, two and five years from now. As professional money managers, we welcome the opportunity to manage a diversified technology portfolio in a challenging environment. Consider that:

• Mobile phone handset sales may rise 5 percent this year to 420 million units, according to Motorola, while

• Demand for new personal computers is expected to show renewed growth in 2002, at a pace that may exceed more than 40 million units, according to International Data Corp.

To help manage risk, we continue to maintain relatively neutral weightings among different sub-sectors of technology relative to the portfolio's unmanaged benchmark - the Goldman Sachs Technology Composite Index. This approach is consistent with what we see as our mandate - to offer investors a relatively conservative way to participate in what has historically been, and what we continue to believe will be, one of the principal engines of U.S. economic growth.

Q: What's your outlook for the balance of fiscal year 2002?

A: It's clear that investor confidence needs to be restored before there can be a sustained rally in technology stocks. The climate of irrational purchasing behavior that we saw in the market during the ebullient years of 1999 and early 2000 has been replaced with a prevailing negative wisdom that "there's no such thing as a tech stock that's too cheap." We believe the truth lies somewhere in the middle.

Many technology companies have fallen on hard times, merged or gone out of business over the past two years, and more problems could emerge in the months ahead. The length of the recovery process is still uncertain, and our task at hand is to focus on companies that can be leaders when the market turns.

The views expressed above reflect those of the portfolio manager only as of 5/2/02. The manager's views are subject to change at any time, based on market and other conditions. This market commentary is not intended as a recommendation of any specific security.

Portfolio Summary April 30, 2002

Asset Allocation	4/30/02	10/31/01

Common Stocks	94%	87%
Cash Equivalents	5%	12%
Other	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/02	10/31/01

Technology	73%	72%
Service Industries	16%	12%
Media	4%	4%
Durables	2%	3%
Communications	2%	5%
Manufacturing	2%	3%
Other	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2002 (40.9% of Portfolio)
1. Microsoft Corp. Developer of computer software	7.2%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	6.6%
3. International Business Machines Corp. Manufacturer of computers and servicer of information processing services	6.3%
4. Cisco Systems, Inc. Developer of computer network products	4.5%
5. AOL Time Warner, Inc. Provider of entertainment, news and internet brands across converging forms of media	3.9%
6. First Data Corp. Provider of credit card processing services	2.9%
7. Dell Computer Corp. Developer and manufacturer of personal computers	2.6%
8. EMC Corp. Provider of enterprise storage systems, software, networks and services	2.3%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.3%
10. Micron Technology, Inc. Manufacturer of semiconductor memory and enhancement products for work stations	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 94.2%
Communications 1.6%
Cellular Telephone 1.3%
Nokia Oyj (ADR)*	358,000	5,821,080
QUALCOMM, Inc.*	620,800	18,723,328
		24,544,408
Telephone/Communications 0.3%
JDS Uniphase Corp.*	1,206,400	5,235,776
Durables 1.8%
Telecommunications Equipment
Amdocs Ltd.*	1,105,800	24,029,034
Nortel Networks Corp.*	2,779,312	9,449,661
		33,478,695
Financial 0.0%
Other Financial Companies
W.R. Hambrecht & Co.* (b) (c) (e)	140,000	350,000
Health 0.0%
Medical Supply & Specialty
Cardiac Science, Inc.*	139,813	364,913
Therasense, Inc.*	16,835	420,875
		785,788
Manufacturing 0.7%
Machinery/Components/Controls
Amphenol Corp. "A"*	273,700	12,001,745
Media 4.0%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	3,819,100	72,639,282
Service Industries 15.2%
EDP Services 7.1%
Automatic Data Processing, Inc.	535,600	27,229,904
Computer Sciences Corp.*	342,600	15,365,610
Electronic Data Systems Corp.	158,000	8,573,080
First Data Corp.	673,200	53,512,668
Fiserv, Inc.*	395,250	17,572,815
VeriSign, Inc.*	1,003,800	9,285,150
		131,539,227
Miscellaneous Commercial Services 3.2%
Accenture Ltd.*	590,500	12,660,322
Concord EFS, Inc.*	582,600	18,986,934
Paychex, Inc.	715,000	26,690,950
		58,338,206
Miscellaneous Consumer Services 4.9%
eBay, Inc.*	765,650	40,656,015
Sabre Holdings Corp.*	797,600	37,088,400
Yahoo!, Inc.*	836,700	12,349,692
		90,094,107
Technology 70.9%
Computer Software 19.9%
Adobe Systems, Inc.	404,600	16,167,816
BEA Systems, Inc.*	2,948,709	31,610,160
Check Point Software Technologies Ltd.*	982,000	17,823,300
Computer Associates International, Inc.	593,400	11,037,240
Comverse Technologies, Inc.*	3	36
DST Systems, Inc.*	260,300	12,864,026
Electronic Arts, Inc.	278,200	16,427,710
Intuit, Inc.*	472,593	18,516,194
Mercury Interactive Corp.*	777,000	28,958,790
Microsoft Corp.*	2,529,828	132,208,811
Oracle Corp.*	3,754,400	37,694,176
PeopleSoft, Inc.*	865,400	20,051,318
Siebel Systems, Inc.*	516,000	12,482,040
TIBCO Software, Inc.*	1,057,600	8,873,264
		364,714,881
Diverse Electronic Products 4.0%
Applied Materials, Inc.*	1,429,400	34,763,008
Motorola, Inc.	1,874,900	28,873,460
NetScreen Technologies, Inc.*	5,800	57,014
NetScreen Technologies, Inc., Series F* (b) (c)	1,094,870	9,686,315
		73,379,797
EDP Peripherals 3.5%
Brocade Communications Systems, Inc.*	241,032	6,168,009
EMC Corp.*	4,726,900	43,203,866
VERITAS Software Corp.*	544,650	15,435,381
		64,807,256
Electronic Components/Distributors 7.8%
Analog Devices, Inc.*	508,900	18,808,944
Broadcom Corp. "A"*	245,500	8,469,750
Celestica, Inc.*	329,800	9,135,460
Cisco Systems, Inc.*	5,624,389	82,397,299
Flextronics International Ltd.*	762,000	10,553,700
Lucent Technologies, Inc.*	3,141,100	14,449,060
		143,814,213
Electronic Data Processing 13.0%
Chorum Technologies, Inc.* (b) (c)	7,879,747	7,406,962
Compaq Computer Corp.	1,869,422	18,974,633
Dell Computer Corp.*	1,848,700	48,694,758
Hewlett-Packard Co.	1,632,700	27,919,170
International Business Machines Corp.	1,377,100	115,345,896
Sun Microsystems, Inc.*	2,383,179	19,494,404
		237,835,823
Precision Instruments 1.8%
Agilent Technologies, Inc.*	612,500	18,405,625
Lam Research Corp.*	562,000	14,420,920
		32,826,545
Semiconductors 20.9%
Altera Corp.*	256,300	5,269,528
Integrated Device Technology, Inc.*	422,000	11,832,880
Intel Corp.	4,219,700	120,725,617
KLA-Tencor Corp.*	376,600	22,208,102
Linear Technology Corp.	438,300	17,032,338
LSI Logic Corp.*	802,700	10,314,695
Maxim Integrated Products, Inc.*	366,173	18,235,415
Micron Technology, Inc.*	1,760,000	41,712,000
National Semiconductor Corp.*	467,100	14,722,992
Novellus Systems, Inc.*	374,800	17,765,520
Sanmina Corp.*	619,700	6,444,880
STMicroelectronics NV (New York shares)	752,500	23,169,475
Texas Instruments, Inc.	1,382,900	42,773,097
United Microelectronics Corp. (ADR)	1,309,300	13,223,930
Xilinx, Inc.*	490,400	18,517,504
		383,947,973
Total Common Stocks (Cost $2,337,164,397)		1,730,333,722

Preferred Stocks 0.1%
Computer Software
Planetweb, Inc. "E"* (b) (c) (Cost $9,999,998)	1,838,235	863,970

Convertible Bonds 0.1%
Technology
Computer Software
NVIDIA Corp., 4.75%, 10/15/2007 (Cost $2,400,000)	2,400,000	2,571,624
	Principal Amount ($)	Value ($)
Corporate Bonds 0.0%
Technology
Cardiac Science, Inc., 10.0%, 3/27/2003	194,485	159,510
Total Corporate Bonds (Cost $169,206)		159,510
	Principal Amount ($)	Value ($)
Other Investments 1.0%
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b) (c)	-	2,750,287
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b) (c)	-	1,891,150
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b) (c)	-	4,866,360
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b) (c)	-	430,772
GeoCapital III LP (5.0% limited partnership interest)* (b) (c)	-	513,076
GeoCapital IV LP (2.9% limited partnership interest)* (b) (c)	-	1,523,573
Management I LP (3.6% limited partnership interest)* (b) (c)	-	1,003,908
Management III LP (1.2% limited partnership interest)* (b) (c)	-	914,976
Med Venture Associates II LP (6.1% limited partnership interest)* (b) (c)	-	2,063,014
Med Venture Associates III LP (2.7% limited partnership interest)* (b) (c)	-	2,123,095
Sevin Rosen Fund V (2.8% limited partnership interest)* (b) (c)	-	1,057,689
Total Other Investments (Cost $19,661,612)		19,137,900

	Shares	Value ($)
Cash Equivalents 4.6%
Scudder Cash Management QP Trust, 1.86% (d) (Cost $83,752,315)	83,752,315	83,752,315
Total Investment Portfolio - 100.0% (Cost $2,453,147,528) (a)		1,836,819,041

* Non-income producing security.
(a) The cost for federal income tax purposes was $2,454,135,424. At April 30, 2002, net unrealized depreciation for all securities based on tax cost was $617,316,383. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $168,123,485 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $785,439,868.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at April 30, 2002 amounted to $37,445,147, which represents 2.04% of net assets. Information concerning such restricted securities at April 30, 2002 is as follows:
Security Description	Acquisition Date	Cost ($)
Alloy Ventures 2000 LP	April 2000 to September 2001	2,750,000
Asset Management Association 1996 LP	June 1996 to May 2001	1,691,465
Asset Management Association 1998 LP	May 1998 to October 2001	2,816,280
Crosspoint Venture Partners 1993 LP	April 1993 to March 1998	318,036
GEO Capital III LP	December 1993 to March 1998	1,305,070
GEO Capital IV LP	April 1996 to March 1998	2,534,370
Management I LP	September 1997 to April 1999	1,889,204
Management III LP	November 2000 to July 2001	1,075,000
Med Venture Associates II LP	May 1996 to March 1998	1,457,818
Med Venture Associates III LP	September 1998	1,473,491
NetScreen Technologies, Inc.	October 2001	5,700,003
Sevin Rosen Fund V LP	April 1996 to March 1998	2,350,876
Planetweb, Inc. preferred stock	September 2000	5.44 per share
W.R. Hambrecht & Co.	March 2000	50.00 per share

(c) Security valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $37,445,147 (2.04% of net assets). The value has been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The costs of these securities at April 30, 2002 aggregated $54,811,613. These securities may also have certain restrictions as to resale.
(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) An officer of Deutsche Investment Management Americas Inc. serves on the board of the issuer of this security.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $2,453,147,528)	$ 1,836,819,041
Receivable for investments sold	19,785,737
Dividends receivable	129,952
Interest receivable	253,427
Receivable for Fund shares sold	802,499
Foreign taxes recoverable	3,010
Total assets	1,857,793,666
Liabilities
Payable for investments purchased	19,483,867
Payable for Fund shares redeemed	5,255,577
Accrued management fee	848,646
Other accrued expenses and payables	1,180,017
Total liabilities	26,768,107
Net assets, at value	$ 1,831,025,559
Net Assets
Net assets consist of: Accumulated net investment loss	(8,321,831)
Net unrealized appreciation (depreciation) on investments	(616,328,487)
Accumulated net realized gain (loss)	(688,416,560)
Paid-in capital	3,144,092,437
Net assets, at value	$ 1,831,025,559

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,293,932,358 / 129,906,416 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.96
Maximum offering price per share (100 / 94.25 of $9.96)	$ 10.57
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($417,650,452 / 47,644,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.77
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($96,645,799 / 10,792,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.96
Class I Net Asset Value, offering and redemption price per share ($22,796,950 / 2,233,211 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $26,393)	$ 2,025,379
Interest	1,764,764
Total Income	3,790,143
Expenses: Management fee	6,072,279
Administrative fee	3,077,527
Distribution service fees	4,485,765
Trustees' fees and expenses	29,559
Other	1,817
Total expenses, before expense reductions	13,666,947
Expense reductions	(1,759)
Total expenses, after expense reductions	13,665,188
Net investment income (loss)	(9,875,045)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(429,188,430)
Written options	3,472,231
(425,716,199)
Net unrealized appreciation (depreciation) during the period on: Investments	294,219,749
Written options	(632,615)
293,587,134
Net gain (loss) on investment transactions	(132,129,065)
Net increase (decrease) in net assets resulting from operations	$ (142,004,110)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (9,875,045)	$ (21,200,858)
Net realized gain (loss) on investment transactions	(425,716,199)	(261,048,316)
Net unrealized appreciation (depreciation) on investment transactions during the period	293,587,134	(2,771,987,882)
Net increase (decrease) in net assets resulting from operations	(142,004,110)	(3,054,237,056)
Distributions to shareholders from: Net realized gains: Class A	-	(327,258,897)
Class B	-	(127,036,723)
Class C	-	(24,640,593)
Class I	-	(5,105,177)
Fund share transactions: Proceeds from shares sold	490,450,081	1,757,973,968
Reinvestment of distributions	-	414,190,867
Cost of shares redeemed	(668,696,791)	(1,813,722,207)
Net increase (decrease) in net assets from Fund share transactions	(178,246,710)	358,442,628
Increase (decrease) in net assets	(320,250,820)	(3,179,835,818)
Net assets at beginning of period	2,151,276,379	5,331,112,197
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $8,321,831 and $1,553,214, respectively)	$ 1,831,025,559	$ 2,151,276,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 29.18	$ 21.29	$ 11.77	$ 13.13	$ 13.16
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.06)	(.09)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.80)	(15.74)	9.92	10.65	.82	2.14
Total from investment operations	(.84)	(15.80)	9.83	10.59	.78	2.08
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 9.96	$ 10.80	$ 29.18	$ 21.29	$ 11.77	$ 13.13
Total Return (%)[c]	(7.78)**	(57.51)	47.06	94.71	8.21	17.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,294	1,521	3,711	2,233	1,084	1,075
Ratio of expenses before expense reductions (%)	.95*	1.04[d]	1.00	.93	.92	.89
Ratio of expenses after expense reductions (%)	.95*	1.03[d]	.99	.93	.92	.89
Ratio of net investment income (loss) (%)	(.61)*	(.40)	(.30)	(.38)	(.37)	(.42)
Portfolio turnover rate (%)	70*	96	59	59	146	192
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 26.46	$ 19.62	$ 11.03	$ 12.54	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.19)	(.36)	(.22)	(.14)	(.18)
Net realized and unrealized gain (loss) on investment transactions	(.70)	(14.14)	9.14	9.88	.77	2.06
Total from investment operations	(.78)	(14.33)	8.78	9.66	.63	1.88
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 8.77	$ 9.55	$ 26.46	$ 19.62	$ 11.03	$ 12.54
Total Return (%)[c]	(8.17)**	(57.90)	45.49	92.59	7.24	15.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	418	494	1,307	465	127	105
Ratio of expenses before expense reductions (%)	1.93*	2.01[d]	1.87	1.92	1.85	1.85
Ratio of expenses after expense reductions (%)	1.93*	1.96[d]	1.86	1.92	1.85	1.85
Ratio of net investment income (loss) (%)	(1.59)*	(1.33)	(1.30)	(1.37)	(1.30)	(1.38)
Portfolio turnover rate (%)	70*	96	59	59	146	192
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 9.75	$ 26.91	$ 19.91	$ 11.17	$ 12.64	$ 12.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.18)	(.35)	(.21)	(.14)	(.17)
Net realized and unrealized gain (loss) on investment transactions	(.71)	(14.40)	9.29	10.02	.81	2.07
Total from investment operations	(.79)	(14.58)	8.94	9.81	.67	1.90
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 8.96	$ 9.75	$ 26.91	$ 19.91	$ 11.17	$ 12.64
Total Return (%)[c]	(8.10)**	(57.85)	45.72	92.68	7.57	15.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	111	255	73	18	10
Ratio of expenses before expense reductions (%)	1.83*	1.94[d]	1.76	1.82	1.81	1.82
Ratio of expenses after expense reductions (%)	1.83*	1.89[d]	1.75	1.82	1.81	1.82
Ratio of net investment income (loss) (%)	(1.49)*	(1.26)	(1.22)	(1.27)	(1.26)	(1.35)
Portfolio turnover rate (%)	70*	96	59	59	146	192
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 29.67	$ 21.54	$ 11.86	$ 13.19	$ 13.20
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.01)	-	(.02)	(.02)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.82)	(16.03)	10.07	10.77	.83	2.14
Total from investment operations	(.84)	(16.04)	10.07	10.75	.81	2.10
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 10.21	$ 11.05	$ 29.67	$ 21.54	$ 11.86	$ 13.19
Total Return (%)	(7.60)**	(57.33)	47.62	95.39	8.44	17.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	25	59	34	19	20
Ratio of expenses before expense reductions (%)	.65*	.68[c]	.70	.65	.67	.74
Ratio of expenses after expense reductions (%)	.65*	.68[c]	.69	.64	.67	.74
Ratio of net investment income (loss) (%)	(.31)*	(.05)	(.01)	(.09)	(.12)	(.27)
Portfolio turnover rate (%)	70*	96	59	59	146	192
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .68% and .68%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $243,805,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $710,328,879 and $715,451,983, respectively.

For the six months ended April 30, 2002, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12,448	$ 1,947,105
Options written	23,243	3,962,359
Options closed	(19,612)	(3,116,140)
Options expired	(9,671)	(1,555,153)
Options exercised	(6,408)	(1,238,171)
Outstanding, end of period	-	$ -

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides, or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.425%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 1,775,844	$ 259,819
Class B	1,096,685	157,839
Class C	191,084	27,984
Class I	13,914	2,024
	$ 3,077,527	$ 447,666

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 1,935,328	$ 277,944
Class C	440,963	65,577
	$ 2,376,291	$ 343,521

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 1,449,516	$ 284,940
Class B	535,121	68,764
Class C	124,837	16,673
	$ 2,109,474	$ 370,377

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $84,414.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $626,966 and $85,986, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $21,727.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2002, totaled $1,566,395 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,759 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	32,647,968	$ 395,071,896	90,601,658	$ 1,420,283,017
Class B	5,631,613	59,454,696	14,393,388	211,936,066
Class C	2,571,175	27,772,143	6,473,589	101,031,181
Class I	669,328	8,151,346	1,603,642	24,723,704
		$ 490,450,081		$ 1,757,973,968
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	15,515,453	$ 269,504,573
Class B	-	-	7,576,175	117,355,148
Class C	-	-	1,406,691	22,225,973
Class I	-	-	288,102	5,105,173
		-		$ 414,190,867
Shares redeemed
Class A	(43,578,764)	$ (525,360,518)	(92,461,916)	$ (1,431,684,881)
Class B	(9,691,592)	(101,137,082)	(19,658,988)	(269,885,957)
Class C	(3,120,385)	(33,284,460)	(6,004,024)	(88,068,991)
Class I	(743,278)	(8,914,731)	(1,572,619)	(24,082,378)
		$ (668,696,791)		$ (1,813,722,207)
Net increase (decrease)
Class A	(10,930,796)	$ (130,288,622)	13,655,195	$ 258,102,709
Class B	(4,059,979)	(41,682,386)	2,310,575	59,405,257
Class C	(549,210)	(5,512,317)	1,876,256	35,188,163
Class I	(73,950)	(763,385)	319,125	5,746,499
		$ (178,246,710)		$ 358,442,628

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Technology Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
114,957,921	2,881,753	3,059,974

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Performance Summary April 30, 2002

Annual Average Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Technology Fund - Class I Shares	-7.60%	-34.80%	-8.05%	7.80%	8.97%
S&P 500 Index+	2.29%	-12.64%	-5.75%	7.55%	12.25%
Goldman Sachs Technology Composite Index++	-6.47%	-32.66%	-15.82%	6.21%	N/A***

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

*** Index began on August 29, 1996.
Growth of an Assumed $10,000 Investment
-- Scudder Technology Fund - Class I Shares -- S&P 500 Index+

Yearly periods ended April 30

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Technology Fund prospectus and the 2001 Annual Report for Scudder Technology Fund.

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